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                                  EXHIBIT 24.1


                        CONSENT OF INDEPENDENT AUDITORS


We hereby consent to the incorporation by reference in the August 25, 1995 Registration Statement on Form S-8 (Registration No. 33-96614) and the March 21, 1994 Registration Statement on Form S-8 (Registration No. 33-76718) of Aurtex, Inc. of our report dated June 5, 1996, which appears in Part II of this annual report on Form 10-KSB for the year ended February 29, 1996.



Stark Tinter & Associates, LLC

Englewood, Colorado
June 5, 1996

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